Summary Prospectus April 30, 2017

Westcore Smid-Cap Value Dividend Fund

RETAIL SHARE CLASS: WTSDX | INSTITUTIONAL SHARE CLASS: WISDX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at http://www.westcore.com/LiteratureForms/ReportsProspectuses.aspx. You can also get this information at no cost by calling 800.392.CORE (2673), by sending an email request to WestcoreInvest@westcore.com, or by contacting your financial intermediary. The Fund’s prospectus and statement of additional information, each dated April 30, 2017, along with the Fund’s most recent annual report dated December 31, 2016, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.

Investment Objective

The Westcore Smid-Cap Value Dividend Fund (the “Fund”) seeks to achieve long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Retail Class	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Annual Account Maintenance Fee (for Retail Class accounts under $750)	$12.00	–
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%
Distribution (12b-1) Fees	None	None
Other Expenses	41.22%	33.37%
Acquired Fund Fees and Expenses(1)	0.02%	0.02%
Total Annual Fund Operating Expenses	42.04%	34.19%
Fee Waiver and Expense Reimbursement(2)	(40.82)%	(33.10)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	1.22%	1.09%

(1)
The Fund's shareholders indirectly bear the expenses of the other funds in which the Fund invests (Acquired Funds). The operating expenses in this fee table may not correlate to the expense ratio in the Financial Highlights in this Fund's prospectus because the Financial Highlights include only the operating expenses incurred by the Fund, not the indirect costs of investing in the Acquired Funds.

(2)
Denver Investments (the “Adviser”) has contractually agreed to waive certain investment advisory and/or administration fees and/or to reimburse other expenses until at least April 30, 2018, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.20% for the Fund’s Retail Class for such period. Subsequent to any such waivers or reimbursements with respect to the Fund’s Retail Class, the Adviser will waive or reimburse Fund level Other Expenses for the Institutional Class in the same proportion as the Retail Class waivers/reimbursements and also waive or reimburse Institutional class-specific Other Expenses, but only to the extent that the  difference between the net Institutional Class and net Retail Class expense ratios does not exceed 25 basis points, after applying the waiver/reimbursement. These agreements may not be terminated or modified by the Adviser prior to April 30, 2018 without the approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in either the Retail Class shares or the Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. This Example reflects the net operating expenses with expense waivers for the contractual period ending April 30, 2018 and the total operating expenses without expense waivers for subsequent years.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	One Year	Three Years
Retail Class	$124	$6,193
Institutional Class	$111	$5,444

| p: 800.392.CORE (2673) | www.westcore.com	April 30, 2017

Westcore Smid-Cap Value Dividend Fund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. A higher turnover rate may also result in higher taxes when Fund shares are held in a taxable account. During the most recent fiscal year, the Fund’s portfolio turnover rate was 2% of the average value of its portfolio. Please note this turnover rate is not for a full calendar year since the Fund’s inception date was December 16, 2016, and as such, this number is not indicative of the turnover rate in a typical year.

Principal Investment Strategies of the Fund

•
The Fund emphasizes investments in dividend-paying, small-and medium sized companies that the portfolio management team believes to be undervalued based upon various financial measures/ratios and rigorous company-specific research and analysis.

•
Under normal circumstances, at least eighty percent (80%) of the value of the Fund's net assets, plus any borrowings for investment purposes, is invested in small- and medium-capitalization dividend-paying companies.

•
The Fund currently considers “small-capitalization companies” to be those included in, or similar in size to, those included in the Russell 2000® Value Index at the time of purchase. As of the most recent “reconstitution” of the Russell 2000® Value Index on June 24, 2016, its capitalization range was $24 million to $4.1 billion. As of March 31, 2017, the weighted average market capitalization of the Russell 2000® Value Index was approximately $2.1 billion. The Fund currently considers “medium-capitalization companies” to be those included in, or similar in size to, those included the Russell Midcap® Value Index at the time of purchase. As of the most recent “reconstitution” of the Russell Midcap® Value Index on June 24, 2016, its capitalization range was $2.9 billion to $28.6 billion. As of March 31, 2017, the weighted average market capitalization of the Russell Midcap® Value Index was approximately $13.9 billion. As of March 31, 2017, the weighted average market capitalization of the companies within the Fund's portfolio was approximately $5.8 billion. Please note that these market capitalization measures will fluctuate over time.

•
The team implements an investment  strategy that is based on the belief that the market rewards companies over time for free cash flow rather than reported earnings. The strategy utilizes a bottom-up approach, which is grounded in independent  fundamental research. The team seeks to invest in companies in which the future free cash flow and return on invested capital appear to be undervalued by the market. The team constructs a portfolio designed to generate alpha, or risk-adjusted excess return, relative to the Fund's benchmark, primarily through stock selection.

•
Through  a combination of proprietary, sector-specific quantitative screening and independent fundamental analysis, the team seeks to identify and thoroughly assess the key value-creating drivers for a company.

•
The team researches companies in which the early fundamental improvement in free cash flow appears sustainable and not yet recognized by the market. The team seeks to develop an in -depth understanding of the economics of the business and sustainability of a company's competitive advantage by gathering information about the company's product(s) or service(s) by talking to sources including customers, suppliers, competitors, and other industry contacts.

•
The goal of the team's process is to invest in cash-generative companies at attractive valuations. The team values companies based primarily on a proprietary discounted cash flow model,  using estimates derived from its proprietary research. The team seeks to manage risk through its valuation discipline and through in-depth fundamental research and portfolio structure.

•
With respect to portfolio structure, the team constructs the portfolio with a blend of what it believes are the most attractive investment opportunities within its small-cap value strategy and its mid-cap value strategy. The team maintains the portfolio's exposure to most sectors within the benchmark; however, with an active management process, there will be variances in sector exposure relative to the benchmark index. The team maintains guidelines to monitor this variance.

•
The Fund expects to only invest in securities of companies whose stock is traded on U.S. markets, including depository receipts or shares issued by companies incorporated outside of the United States (e.g., ADRs).

•
Stocks may be sold when conditions have changed and the company's prospects are no longer attractive, its stock price has achieved the team's valuation target or better relative investment opportunities have been identified.

Principal Risks of Investment in the Fund

•	Risk of Loss: You could lose money by investing in the Fund.
•
Market Risk: As with any equity fund, the value of your investment will fluctuate over time in response  to overall movements in the stock market. Further, investments in common stocks tend to be more volatile than many other investment choices. The financial crisis in the United States and many foreign economies over the past several years has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign.

•	Portfolio Management Risk: The Fund is subject to the risk that the securities held by the Fund will underperform other securities and/or may decline in value.

| Westcore Summary Prospectus

Westcore Smid-Cap Value Dividend Fund

•
Small- and Medium-Sized Company Risk: The small- and medium-sized companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and medium -sized companies may pose additional risks, including liquidity risk,  because these companies tend to have limited product lines, markets, and financial resources,  and may depend upon a relatively small management group. Small-  and medium-sized companies may be more thinly-traded than larger, more established companies. These risks may be greater with respect to small-sized companies.

•	New Fund Risk: There can be no assurance that the Fund will grow to or maintain an economically viable size. There may be limited or no performance history for investors to evaluate.
•
Indirect Foreign  Exposure Risk: Investments in U.S.-traded securities that are organized under the laws of a foreign country or have significant business operations abroad may be impacted by certain foreign exposure risks  indirectly. This includes securities in the form of sponsored and unsponsored depositary receipts. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these depositary receipts generally bear all of the costs of the depositary facility and the bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications from the foreign issuer or to pass through voting rights. These risks will vary from time to time and from country to country especially if the country is considered an emerging  market or developing country.

•
Sector Concentration Risk: The Fund may concentrate its investments in companies that are in a single sector or related sector. Concentrating investments in a single sector may make the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that sector. If an economic downturn occurs in a sector in which the Fund's investments are concentrated, the Fund may perform poorly during that period.

•
Value Investing Risk: The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. A portfolio may underperform other equity portfolios that use different investing styles. A portfolio may also underperform other equity portfolios using the value style. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Bar Charts and Performance Tables

Performance history will be available for the Fund once it has been in operation for one calendar year.

Management

Investment Adviser

Denver Investments

Portfolio Managers

Name(s) of Portfolio Manager(s) and Title(s)	Date Began Managing the Fund
Derek R. Anguilm, CFA Partner, Co-Director of Value Research– Denver Investments Portfolio Manager of the Fund	December 15, 2016
Troy Dayton, CFA Partner, Co-Director of Value Research– Denver Investments Portfolio Manager of the Fund	December 15, 2016
Mark M. Adelmann, CFA, CPA Partner, Value Analyst– Denver Investments Portfolio Manager of the Fund	December 15, 2016
Lisa Z. Ramirez, CFA Partner, Value Analyst– Denver Investments Portfolio Manager of the Fund	December 15, 2016
Alex A. Ruehle, CFA Partner, Value Analyst– Denver Investments Portfolio Manager of the Fund	December 15, 2016

| p: 800.392.CORE (2673) | www.westcore.com	April 30, 2017

Westcore Smid-Cap Value Dividend Fund

Other Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for the Retail Class and $250,000 for the Institutional Class. The minimum subsequent purchase is $25 for the Retail Class (or $25 per month for automatic investment). There is no minimum subsequent purchase for the Institutional Class. You may redeem shares of the Fund on any business day through the Fund’s website at www.westcore.com, by telephone at 800.392.CORE (2673), by regular mail at Westcore Funds, P.O. Box 44323, Denver, CO 80201-4323, or by a systematic withdrawal plan (must be multiples of $50, and can be accomplished monthly, quarterly, or annually.

Tax Information

The Fund intends to make distributions that will be taxed as ordinary income or capital gains or, in some cases, qualified dividend income subject to tax at maximum federal rates applicable to long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions of the Fund will be subject to federal income tax. Investments held through tax-deferred arrangements may be taxed in the future upon withdrawal.

Financial Intermediary Compensation - Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

| Westcore Summary Prospectus	WC705